UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2025

Green Rain Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	000-28379	88-0395372
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8549 Wilshire Blvd. Suite 1216
Beverly Hills, California	90211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 228-8897

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GREH	OTC Basic Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 3, 2025, Green Rain Energy Holdings Inc. (the “Company”), through its wholly owned subsidiary Green Rain Solar Inc., entered into a Memorandum of Understanding (the “MOU”) with Allied Energy Corporation, a Nevada corporation, outlining the framework for negotiating and executing a definitive Energy Purchase and Sales Agreement (EPSA).

Under the terms of the MOU:

-	Allied Energy will deliver energy resources along a route designated by Green Rain to support its EV charging and energy infrastructure projects in Texas, New Mexico, and surrounding regions.
-	Green Rain will be responsible for infrastructure development, energy offtake, and site leasing negotiations.

While the MOU is non-binding with respect to the execution of the final EPSA, several provisions are binding, including those related to confidentiality, insurance, and indemnification. A detailed Non-Disclosure and Non-Circumvention Agreement was executed as Exhibit C to the MOU and will remain in effect for two years beyond the termination or expiration of the MOU.

The MOU has an initial term of 120 days unless earlier terminated or extended by mutual agreement. If a definitive EPSA is not executed within this timeframe, the MOU will expire except for its binding provisions.

The foregoing description of the MOU does not purport to be complete and is qualified in its entirety by reference to the full text of the MOU, which the Company may file in a subsequent filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Memorandum of Understanding dated September 3, 2025, between Green Rain Energy Holdings Inc. and Allied Energy Corporation (excluding exhibits A and B, to be filed upon finalization)
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN RAIN ENERGY HOLDINGS INC.

September 3, 2025	By:	/s/ Alfredo Papadakis
Name: Alfredo Papadakis
Title: President

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